NUMBER

COMMON STOCK

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

SL INDUSTRIES, INC.



SL INDUSTRIES, INC.

COMMON STOCK

SHARES

SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP 784413 10 6

THIS CERTIFIES THAT

SPECIMEN

IS THE OWNER OF

FULL-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, 20¢ PAR VALUE PER SHARE OF

CERTIFICATE OF STOCK

SL Industries, Inc. transferable by the holder hereof in person or by duly authorized attorney upon the books of the Corporation, upon surrender of this Certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

SL INDUSTRIES, INC.
CORPORATE
SEAL
2013
DELAWARE

CHIEF FINANCIAL OFFICER,
TREASURER AND SECRETARY

CHIEF EXECUTIVE OFFICER
AND PRESIDENT

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common

TEN ENT —as tenants by the entireties

JT TEN —as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — .... Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

____

____

____ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

Signature ______________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) SHOULD BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY, OR BY A NEW YORK, BOSTON, MIDWEST, PHILADELPHIA-BALTIMORE-WASHINGTON OR PACIFIC COAST STOCK EXCHANGE MEMBER OR FIRM, WHOSE SIGNATURE IS KNOWN TO THE TRANSFER AGENT.